Exhibit 99.25
                                 -------------
                Computational Materials and/or ABS Term Sheets

-------------------------------
   Count          SumOfcurrbal
-------------------------------
     183           $58,039,118
-------------------------------





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Count    SumOfcurrbal      ZIP            CITY          %of Group 3    WA FICO
--------------------------------------------------------------------------------
   36     $14,354,615                 LOS ANGELES             2.71%        623
   36      $9,420,953                 LAS VEGAS               1.78%        611
   25      $6,062,197                 CHICAGO                 1.14%        611
   23      $5,987,710                 MIAMI                   1.13%        625
   11      $5,192,047                 BROOKLYN                0.98%        613
   12      $3,890,053                 PALMDALE                0.73%        630
   14      $3,754,256                 ORLANDO                 0.71%        597
   11      $3,386,516                 SACRAMENTO              0.64%        634
    8      $3,035,150                 RIVERSIDE               0.57%        614
    7      $2,955,621                 CORONA                  0.56%        592